Exhibit 10.10








                                   UNION BANK
                               OF CALIFORNIA, N.A.


                             SUPPLEMENTAL EXECUTIVE

                                 RETIREMENT PLAN

                                       FOR

                             POLICY MAKING OFFICERS

                           Effective November 1, 1999


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                            ESTABLISHMENT AND PURPOSE


Effective November 1, 1999, Union Bank of California, National Association establishes the Union Bank Supplemental Executive Retirement Plan for Policy Making Officers to provide certain executives with retirement benefits in excess of those benefits provided under the Company's Retirement Plan.

Using an earnings definition based on base pay, and bonuses and incentive payments and based on service completed on or after January 1, 1997, but excluding other forms of compensation, the Plan supplements benefits under the Retirement Plan to the extent such benefits are reduced due to the limits of Sections 401(a)(17) and 415 of the Code. The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, as described in Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.


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                                   ARTICLE 1.

                                   DEFINITIONS
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Except as follows, all capitalized terms used in this Plan have the same meaning as in the Retirement Plan:

1.1     BANK means Union Bank of California,  National  Association,  a national
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        banking  association  organized under the laws of the United States,  or any successor in interest. Prior to April 1, 1996 the Bank was known as Union Bank.

1.2     BOARD means the Board of Directors of the Bank.
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1.3     COMPANY  means the Bank and any  other  corporation,  trade or  business
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        which is  authorized to  participate  in the Plan by the Board and which constitutes a controlled group or an affiliated service group of which the Bank is a member, or is under common control with the Bank, within the meaning of Code Section 414(b), (c), (m), or (o), but only for the period during which the relationship exists.

1.4     PARTICIPANT means an executive of the Company who participates in the
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        Plan pursuant to Article 2.

1.5     PLAN means this Union Bank of California N.A. Supplemental Executive
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        Retirement Plan for Policy Making Officers.

1.6     PLAN EARNINGS means, notwithstanding the Retirement Plan's definition of
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        Earnings,  for purposes of determining a  Participant's  accrued benefit under the Plan, a Participant's regular base salary or wages received for services rendered to the Company, including bonuses and incentive payments based on service completed on or after January 1, 1997, base
        salary  deferred  under  the  Company's   Senior   Management   Deferred
        Compensation Plan, Separation Pay Plan payments, and amounts deferred pursuant to Code Section 125, 401(k), 402(e)(3), 402(h) or 403(b) which if paid, would have been Plan Earnings. Plan Earnings do not include
        commissions,   overtime,  premium  payments,  restricted  stock  awards,
        bargain element on stock options, special amounts or payments, or indemnities.

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1.7     RETIREMENT PLAN means the Union Bank of California Retirement Plan.
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                                   ARTICLE 2.

                                  PARTICIPATION
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The  Participants  in the Plan shall be those  Company  employees who are policy making  officers and who are selected for Plan  participation  by the Bank.  The
Bank's  chief   executive   officer  shall  recommend   Company   employees  for
consideration to the Directors Executive Compensation and Benefits Committee (the "Committee"), and the Committee shall approve the employees who will be allowed to participate in the Plan.


                                   ARTICLE 3.

                       RETIREMENT AND DISABILITY BENEFITS
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A  Participant  shall be entitled to a benefit under this Plan only if he or she is vested in and is eligible for: (1) a Normal Retirement  Benefit under Section
3.1 of the Retirement Plan, (2) an Early Retirement Benefit under Sections 3.2 to 3.7 of the Retirement Plan, or (3) a Deferred Retirement Benefit under
Section 3.10 of the Retirement Plan. No benefits shall be paid under this Plan with respect to a Participant who is not entitled to a benefit under the sections of the Retirement Plan referenced in the preceding sentence; in particular, no benefits shall be paid under this Plan with respect to a Participant who is only entitled to benefits under the Retirement Plan pursuant to Section 3.9 (Vested Terminated Participants) or Article V (Death Benefits).


                                   ARTICLE 4.

                      BENEFIT CALCULATION AND DISTRIBUTION
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4.1     NORMAL RETIREMENT. A Participant who is eligible for a Normal Retirement
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        Benefit  under the  Retirement  Plan shall  receive a normal  retirement benefit  hereunder equal to the excess

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        of (1) the  Participant's  Normal Retirement  Benefit under the  Retire-
        ment Plan, calculated using Plan Earnings as defined in Section 1.6 but without regard to the limits of Code Sections 401(a)(17) and 415, over (2) the Participant's Normal Retirement Benefit under the Retire-ment Plan. A normal retirement benefit hereunder shall commence as of the first day of the calendar month following the Participant's termination of employment. If the Participant is married when his or her employment terminates, then the normal retirement benefit hereunder shall be paid to the Participant in the form of a 50% joint and survivor annuity with the Participant's spouse as the joint annuitant. If the Participant is unmarried when his or her employment terminates, then the normal retirement benefit hereunder shall be paid to the Partici-pant in the form of a single life annuity.

4.2     EARLY RETIREMENT.  A Participant who is eligible for an Early Retirement
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        Benefit  under the  Retirement  Plan shall  receive an early  retirement benefit hereunder equal to the excess of (1) the Participant's Early Retirement Benefit under the Retirement Plan, calculated using Plan Earnings as defined in Section 1.6 but without regard to the limits of Code Sections 401(a)(17) and 415, over (2) the Participant's Early
        Retirement  Benefit  under  the  Retirement  Plan.  An early  retirement
        benefit   hereunder  shall  be  calculated  as  of  the  date  that  the
        Participant's employment terminates and shall commence as of the first day of the next calendar month, even if the Participant elects a later Early Retirement Date under the Retirement Plan. If the Participant is married when his or her employment terminates, then the early retirement benefit hereunder shall be paid to the Participant in the form of a 50% joint and survivor annuity with the Participant's spouse designated as the joint annuitant. If the Participant is unmarried when his or her employment terminates, then the early retirement benefit hereunder shall be paid to the Participant in the form of a single life annuity.

4.3     DEFERRED  RETIREMENT.  A  Participant  who is  eligible  for a  Deferred
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        Retirement  Benefit under the  Retirement  Plan shall receive a deferred
        retirement   benefit   hereunder   equal  to  the   excess  of  (1)  the
        Participant's Deferred Retirement Benefit under the Retirement Plan, calculated using Plan Earnings as defined in Section 1.6 but without regard to the limits of Code Sections 401(a)(17) and 415, over (2) the Participant's Deferred Retirement Benefit

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        under the Retirement Plan. A deferred retirement benefit hereunder shall commence as of the first day of the calendar month following the Participant's termination of employment. If the Participant is married when his or her employment terminates, then the deferred retirement benefit hereunder shall be paid to the Participant in the form of a 50% joint and survivor annuity with the Participant's spouse as the joint annuitant. If the Participant is unmarried when his or her employment terminates, then the deferred retirement benefit hereunder shall be paid to the Participant in the form of a single life annuity.

4.4     DISABILITY BENEFITS.  A Participant will continue to accrue benefits
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        under this Plan while Disabled in the manner described in Article VI of the Retirement Plan.

4.5     SMALL  BENEFITS.  If the  Actuarial  Equivalent  lump  sum  value of any
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        benefit  payable  hereunder  is $5,000 or less,  payment of the  benefit shall be made in a single lump sum in cash on the date the benefit would otherwise commence.


                                   ARTICLE 5.

                            AMENDMENT AND TERMINATION
                            -------------------------


The Board reserves the right at any time to modify or amend by a duly adopted resolution of the Board or a duly delegated committee of the Board any or all of the provisions of the Plan. Notwithstanding the preceding sentence, no such modification or amendment will reduce the benefits earned by a Participant prior to the date of the amendment or modification, except that such benefits may be reduced because of an increase in benefits payable under the Retirement Plan.


                                   ARTICLE 6.

                            MISCELLANEOUS PROVISIONS
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6.1.    PLAN ADMINISTRATION.  The Bank shall be the plan administrator and the
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        named fiduciary within the meaning of ERISA.  In administering the Plan, the Bank shall act through the Employee Deferred Compensation and Benefit Plans Administrative Committee, which shall be delegated the full power, discretion and authority to interpret, construe and adminis-ter the Plan and any part thereof. The Committee's interpretation and construction of the Plan, and actions thereunder, shall be binding and conclusive on all persons for all purposes. All actuarial determinations shall be made by the actuary for the Retirement Plan, and the Committee shall be entitled to rely on the good faith determinations of such actuary. The Committee shall make appropriate arrangements for satis-faction of any federal or state payroll withholding tax required upon the accrual or payment of any Plan benefits.

6.2.    CLAIMS PROCEDURES.  Claims for benefits under this Plan shall be brought
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        in accordance with the claims procedures set forth in Article X of the
        Retirement Plan, which is hereby incorporated herein by reference.

6.3.    NO EMPLOYMENT CONTRACT. Nothing in this Plan shall be construed to limit
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        in any way the rights of a Company to terminate an employee's employment at any time for any reason whatsoever; nor shall it be evidence of any agreement or understanding, express or implied, that a Company will employ an employee in any particular position or permit an employee to participate in any compensation or benefit programs.

6.4.    NON-ALIENATION  OF BENEFITS.  No benefit  payable under this Plan may be
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        assigned,  pledged,  mortgaged, or hypothecated,  or shall be subject to legal process or attachment for the payment of claims of any creditor of a Participant or the surviving spouse of a Participant.

6.5.    NO FUNDING  OBLIGATION.  This Plan shall not be construed to require the
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        Bank to fund any of the benefits  payable under this Plan nor to require the establishment of a trust. The Bank, in its sole discretion, may make such arrangements as it desires to provide for the payment of any benefits hereunder, and no person shall have any claim against a particular fund or asset owned by the Bank or in which it has an interest to secure the payment of a Company's obligations hereunder.

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6.6.    ENTIRE  AGREEMENT. This Plan document contains the entire obligation of
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        the Bank to provide  benefits  described  herein. The Plan document  may not be modified by any oral statement or agreement and may be modified only by a written amendment executed by a duly authorized officer of the Bank.

6.7.    GOVERNING LAW.  This Plan and all rights hereunder shall be governed by
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        and construed in accordance with ERISA applicable to Top Hat plans, and the laws of the State of California to the extent not preempted.



               Dated:  NOVEMBER 17                            , 1999
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               UNION BANK OF CALIFORNIA, N.A.

               By:  /S/ PAUL FEARER
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               As Its:  DIRECTOR OF HUMAN RESOURCES
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